UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 10, 2022
Life Time Group Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40887	47-3481985
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2902 Corporate Place
Chanhassen, Minnesota 55317
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (952) 947-0000
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	LTH	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 10, 2022, Life Time Group Holdings, Inc. (the “Company”) held its 2022 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the proposals set forth below, which were detailed in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 30, 2022 (the “2022 Proxy Statement”). On the record date for the Annual Meeting, there were 193,059,950 shares of the Company’s common stock outstanding and entitled to vote.
1.A proposal to elect four Class I directors to serve until the 2025 annual meeting of stockholders and until their successors are duly elected and qualified. Each Class I director nominee was elected to the Board of Directors and received the following votes:

	FOR	WITHHELD	BROKER NON-VOTE
Bahram Akradi	169,167,571	13,778,947	1,903,317
David Landau	173,558,928	9,387,590	1,903,317
Alejandro Santo Domingo	175,797,445	7,149,073	1,903,317
Andres Small	168,330,274	14,616,244	1,903,317

2.A proposal to approve, on an advisory (non-binding) basis, the Company’s named executive officer compensation as disclosed in the 2022 Proxy Statement (referred to as the “Say-on-Pay Vote”). The proposal was approved and received the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
175,248,203	7,525,137	173,178	1,903,317
3.A proposal to recommend, on an advisory (non-binding) basis, whether the frequency of the Say-on-Pay Vote should be every one, two or three years. The stockholders recommended an annual Say-on-Pay Vote and the proposal received the following votes:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTE
182,739,222	9,384	13,341	184,571	1,903,317
On May 10, 2022, following the Annual Meeting and in light of the stockholders’ recommendation, the Board of Directors of the Company approved holding the Say-on-Pay Vote annually.
4.A proposal to ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The proposal was approved and received the following votes:

FOR	AGAINST	ABSTAIN
184,677,784	122,759	49,292

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Life Time Group Holdings, Inc.

Date: May 11, 2022	By:	/s/ Thomas E. Bergmann
Thomas E. Bergmann
President and Chief Financial Officer
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